Exhibit 99

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert D. O'Donnell and Michael Bis hereby jointly certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as follows:

      (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of Community Bancorp of New Jersey (the "Company");

      (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        Robert D. O'Donnell
                                        ----------------------------------------
                                        Robert D. O'Donnell

                                        President and Chief Executive Officer
                                        Title

                                        May 12, 2003
                                        Date


                                        Michael Bis
                                        ----------------------------------------
                                        Michael Bis

                                        Sr. Vice President and Chief Financial
                                        Officer
                                        Title

                                        May 12, 2003
                                        Date

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Community Bancorp of New Jersey and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.